HAWAIIAN TAX-FREE TRUST

                       Supplement to the Prospectuses and
                       Statement of Additional Information
                               Dated July 31, 2003

     Effective January 1, 2004 Aquila Management Corporation, the Trust's Administrator, transferred all of its business, operations and arrangements as to personnel to a wholly-owned subsidiary, Aquila Investment Management LLC, which will continue the administration of the Trust. The transfer was made for reasons of corporate and tax planning and will have no effect on the management of the Trust or the fees being paid. All references to the Administrator in the Prospectuses or Statement of Additional Information refer to Aquila Investment Management LLC.

     The sections of the Prospectus describing the management are changed to read as follows:

"How is the Trust managed?"

     Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802 (the "Adviser") is the Trust's investment adviser. Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Administrator, is responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.

     Under the Advisory Agreement, the Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust, and, at the Adviser's expense, providing for pricing of the Trust's portfolio daily.

     During the fiscal year ended March 31, 2003, the Trust paid to the Adviser a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate 0.14 of 1%. Under the Administration Agreement, the Trust paid a fee to the Administrator on the same basis at the annual rate of 0.26 of 1% for total advisory and administration fees of 0.40 of 1% of such net asset value.

Information about the Adviser and the Administrator

     The Trust's Adviser is a division of Bank of Hawaii, all of whose shares are owned by Bank of Hawaii Corporation ("BOH Corp.") and Bank of Hawaii's directors (each of whom owns qualifying shares as required by Hawaiian law). BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. BOH Corp. files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

     Robert Crowell, Executive Vice President of Bank of Hawaii, is the Trust's portfolio manager. He is based in Honolulu. He is the head of the Tax-Free Fixed Income team within Bank of Hawaii's Asset Management Group. Mr. Crowell has been employed by the bank for 33 years. He has extensive experience in managing fixed income investments. In his previous role as Treasurer of the Bank from 1978 to 2003, he managed the Bank's fixed income portfolio, during which time municipal securities comprised as much as 70% of the Bank's investment portfolio. From 1984 to 1993, Mr. Crowell was also the principal of the BOH Municipal Securities Dealer operations.

     Mr. Crowell was born and raised in Hawaii. He is a graduate of Kamehameha Schools and holds a BA in Economics from Whitman College and a BBA in Accounting and MBA in Finance from University of Hawaii.

     The Trust's Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of June 30, 2003, these funds had aggregate assets of approximately $3.9 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Administrator. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.



                 The date of this supplement is January 2, 2004